UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 1, 2009

CONSOLIDATION SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-142105	0-8317863
(Commission File Number)	(IRS Employer Identification No.)

2756 N. Green Valley Parkway, Suite 225
Henderson, NV  89014
(Address of Principal Executive Offices)  (Zip Code)

(702) 614-5333
(Registrant's Telephone Number, Including Area Code)

____________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Buckhorn Resources LLC, a Kentucky limited liability company (“Buckhorn”), 50% owned by Consolidation Services, Inc. (“CNSV”) and ICG Hazard LLC, a Delaware limited liability company (“ICG”), entered into a coal mining lease dated September 1, 2009 with a five-year term. The lease became effective on September 2, 2009, upon the signing of the escrow agreement described below.  The material terms of the lease agreement, while maintaining confidentiality on certain details, as deemed appropriate by the parties, are as follows:

1) Buckhorn and ICG, signed a five year coal mining lease on approximately 1,765 acres in eastern Kentucky, most of which are under lease with third party counter claimants.

2) Royalty revenues from coal mining on the leased property are expected to fall in two categories:

a)
Undisputed Royalties: Royalties from past mining on properties completed before August 1, 2009, which have no “bona fide” counter claimants will be due and payable in early September, 2009 and undisputed royalties for future mining will be due and payable on the 25th  day of each month thereafter following mining activity.

b)
Disputed Royalties: Royalties from past mining activities which have a “bona fide” counter claimant will be placed in escrow in early September, 2009; while royalties due on future mining on said disputed properties will also be placed in escrow, on the 25th day of each month thereafter following mining activity.

Undisputed royalties payable in early September, 2009, are estimated to be in excess of $220,000, which represents surface and mineral royalties due on about 18,000 tons and surface royalties only on approximately 144,000 tons of coal.  In the disputed area, the Company has mineral royalty claims on about 144,000 tons of coal and surface plus mineral royalty claims on about 190,000 tons.

3) Buckhorn and ICG resolved their overlapping title claims on 391 acres through negotiations.

4) Disputed royalties will be held in escrow until the counter claimants negotiate a settlement or until a court rules on the title issues.

5) Counter claims involve surface claims, mineral claims or “fee” claims (both surface and mineral).

6) Royalty rates vary for different parcels within the leased area.

7) The lease applies to certain coal seams which can be surface mined.

Item 9.01  Financial Statements And Exhibits

d)    Exhibits

 No     Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2009                                                                           CONSOLIDATION SERVICES, INC.

By:   /s/ Johnny R. Thomas
Name:  Johnny R. Thomas
Title:  Chief Executive Officer and President